Exhibit 32.0

     CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of L. B. Foster Company (the "Company") on Form 10-Q for the period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: November 8, 2005                               By: /s/ Stan L. Hasselbusch
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                                                     Stan L. Hasselbusch
                                                     President and
                                                     Chief Executive Officer


Date:  November 8, 2005                              By: /s/ David J. Russo
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                                                     David J. Russo
                                                     Senior Vice President,
                                                     Chief Financial Officer and
                                                     Treasurer